Schedule A

Trusts and Portfolios Covered by the Amended and Restated Sub-Advisory Agreement
between

Fidelity Management & Research Company LLC

and

Fidelity Management & Research (Hong Kong) Limited

Name of Trust	Name of Portfolio	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Series Equity Growth Fund	03/01/2024
Fidelity Advisor Series I	Fidelity Advisor Series Growth Opportunities Fund	03/01/2024
Fidelity Concord Street Trust	Fidelity Series Small Cap Core Fund	03/01/2024
Fidelity Concord Street Trust	Fidelity Series Small Cap Discovery Fund	03/01/2024
Fidelity Contrafund	Fidelity Series Opportunistic Insights Fund	03/01/2024
Fidelity Devonshire Trust	Fidelity Series All-Sector Equity Fund	03/01/2024
Fidelity Devonshire Trust	Fidelity Series Stock Selector Large Cap Value Fund	03/01/2024
Fidelity Devonshire Trust	Fidelity Series Value Discovery Fund	03/01/2024
Fidelity Hastings Street Trust	Fidelity Series Large Cap Stock Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Canada Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Emerging Markets Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Emerging Markets Opportunities Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series International Growth Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series International Small Cap Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series International Value Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Overseas Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Select International Small Cap Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Sustainable Emerging Markets Fund	03/01/2024
Fidelity Investment Trust	Fidelity Series Sustainable Non-U.S. Developed Markets Fund	03/01/2024
Fidelity Investment Trust	Fidelity SAI International SMA Completion Fund	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Series Growth Company Fund	03/01/2024
Fidelity Puritan Trust	Fidelity Series Intrinsic Opportunities Fund	03/01/2024
Fidelity Securities Fund	Fidelity Series Blue Chip Growth Fund	03/01/2024
Fidelity Securities Fund	Fidelity Series Real Estate Income Fund	03/01/2024
Fidelity Securities Fund	Fidelity Series Small Cap Opportunities Fund	03/01/2024
Fidelity Summer Street Trust	Fidelity Series Sustainable U.S. Market Fund	03/01/2024

Fidelity Management & Research Company LLC	Fidelity Management & Research (Hong Kong) Limited

By: /s/ Christopher J. Rimmer	By: /s/ Sharon LeCornu
Name: Christopher J. Rimmer	Name: Sharon LeCornu
Title: Treasurer	Title: Director

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